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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2006

                                  Syntel, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
                 (State or Other Jurisdiction of Incorporation)

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
        0-22903                                            38-2312018
(Commission File Number)                       (IRS Employer Identification No.)

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
525 E. Big Beaver Road, Suite 300, Troy, Michigan                        48083
     (Address of Principal Executive Offices)                         (Zip Code)

                                 (248) 619-2800
              (Registrant's Telephone Number, Including Area Code)

 ______________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Effective June 1, 2006, Revathy Ashok has stepped down as Chief Financial
Officer of Syntel, Inc. (the "Company").

Also effective as of June 1, 2006, Arvind Godbole, age 49, Controller of the
Company, has been appointed acting Chief Financial Officer, while the Company conducts a search for a replacement CFO.

A press release announcing these events is attached as Exhibit 99.1 to this Current Report.

Mr. Godbole has served as Syntel's Corporate Controller from March 2001 to present. Mr. Godbole has a Bachelor of Commerce degree, is a Fellow of the Institute of Chartered Accountants of India, and is a Certified Information
Systems Auditor through the Information Systems Audit and Control Association.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press release issued by the Company on June 1, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Syntel, Inc.
                                        (Registrant)


Date June 1, 2006                       By /s/ Daniel M. Moore
                                           -------------------------------------
                                           Daniel M. Moore, Chief Administrative
                                           Officer


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EXHIBIT INDEX

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
Exhibit No.   Description
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
99.1          Press Release dated June 1, 2006.


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